RIDGEWORTH FUNDS
Supplement dated December 19, 2011 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated August 1, 2011, as revised
RidgeWorth Maryland Municipal Bond Fund (A & I Shares)
On November 15, 2011, the Board of Trustees (the “Board”) of RidgeWorth Funds approved a change to the fundamental investment policy of the RidgeWorth Maryland Municipal Bond Fund (the “Fund”), subject to the approval of the Fund’s shareholders at a special meeting to be held on February 24, 2012 (the “Special Meeting”). Shareholders of record as of the close of business on December 27, 2011 are entitled to notice of, and to vote, at the Special Meeting or any adjournment thereof.
If the proposal is approved by the Fund’s shareholders at the Special Meeting, the Fund’s fundamental investment policy will change as follows:

Current Fundamental Investment Policy	Proposed New Fundamental Investment Policy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax.
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short-term municipal securities.
After careful review, the Board determined the proposed new fundamental investment policy to be in the best interests of the Fund and its shareholders. In making its determination, the Board considered, among other things, that the proposed new fundamental investment policy will preserve current and future shareholders’ ability to receive income exempt from U.S. federal income taxes, while broadening the pool of investable securities to a national level. However, the proposed new fundamental investment policy will not provide income exempt from Maryland income tax.
If the proposal is approved by the Fund’s shareholders, the name of the Fund will change to the RidgeWorth Short-Term Municipal Bond Fund. If the proposed new fundamental investment policy is not approved by shareholders at the Special Meeting, the current fundamental investment policy of the Fund will remain in effect, while the Board considers an alternative course of action.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
RFSP-146